Financial liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of financial liabilities [abstract]
Financial Liabilities
26.
Financial liabilities

26.1 Convertible Loans

On December 23, 2019, the Company issued Convertible loans to certain of its shareholders. The Convertible loans had a principal amount of USD 20,000 thousand with a maturity of two years at a stated interest rate of 4.0% per annum to be accrued on the principal amount until the loans are converted or mature. A total of USD 17,069 thousand was received in cash from the Lenders as of December 31, 2019, and therefore recognized as a financial liability as of year-end. The remaining USD 2,931 thousand in cash was received in January 2020. The Convertible loans were subordinated to other present or future non-subordinated (i.e. senior debt) claims of other creditors of the Company.

Pursuant to the terms and conditions of the agreements with the Lenders, there were three triggers, as detailed below, that would require the Company either to make a cash payment or mandatorily convert the loans, based on the conversion price, into preferred shares of the Company during the instruments’ duration:

•
Change of control (“CoC”) (cash payment);
•
Maturity (cash payment upon demand by the Lenders);
•
Qualified Financing event (conversion to the same class of preferred shares as issued in such financing based on conversion price at discounted share price).

Based on the nature of the conversion features, as summarized below, the Convertible loans contained two embedded derivatives, one related to the CoC event and the other related to the Qualified Financing event:

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CoC event: if a CoC event takes place before the conversion or repayment of the Convertible loan, the Lender would receive the outstanding balance multiplied by a CoC multiple (which depends on the CoC purchase price and varies between 1.5 and 2.5) plus the accrued but unpaid interest on the loan.
•
Qualified Financing event: Conversion price would be calculated by using 85% of the Company’s share price as at the Qualified Financing date if such conversion occurred prior to September 23, 2020, or 80% of the share price if the conversion occurred after that date. Conversion was mandatory if a Qualified Financing event took place. “Qualified Financing” meant that the Company would have sold preferred shares with the purpose of raising capital for aggregate gross proceeds of at least USD 10,000 thousand.

In the event of a CoC, it was not possible for the Company to avoid the payment of cash since it included a contractual obligation to deliver cash. In the event of a Qualified Financing event, the derivative would not be settled for a fixed number of the Company’s own equity instruments at the conversion date because the conversion price was not fixed and therefore, failed to meet the fixed-for-fixed requirement for the recognition of the conversion features as equity. Consequently, the Convertible loans and the embedded derivatives were considered financial liabilities rather than equity.

The instrument met the definition of a hybrid instrument under IFRS 9. However, the Group had elected the fair value option, whereby the Convertible loans, including the embedded derivatives, were accounted for as one instrument (not separating the loan from the derivative) at fair value.

The initial fair value of the Convertible Loans designated at FVTPL, including the value of the embedded derivative received in December 2019, was USD 19,720 thousand, calculated using a weighted average percentage probability of the three possible scenarios based on their expected discounted future cash flows (for the CoC and maturity scenarios) and expected conversion value (for the Qualified Financing event). The Group used judgment to estimate the probability of the three future outcomes above, including key inputs to the valuation exercise such as: the conversion price (85% to 80% of the Company’s share price depending on the timing of occurrence), the change of control price (outstanding balance of the Convertible Loans multiplied by a CoC multiple, which depends on the CoC purchase price plus the accrued but unpaid interest), the Company’s share price (USD 3.20 to USD 3.75), and discount rate (11.4% to 12.0%). Based on the ranges of the unobservable inputs disclosed above, the Group concluded that as of December 31, 2019 the fair market value of the Convertible Loans would not significantly change due to changes in these assumptions.

The key assumption in calculating the fair value of the instrument was the probability of securing Series A2 financing of 90% with the balance of probability allocated to a CoC event and redemption at maturity.

The initial fair value of the remaining portion of the Convertible loans received in January 2020 was USD 3,352 thousand, measured on the same basis as the portion received in December 2019.

The difference between the cash value and the fair value at inception has been recognized in equity as a capital distribution to the Company’s shareholders amounting to a total of USD 3,058 thousand, of which USD 2,637 thousand had been recognized in 2019 and USD 421 thousand in 2020.

At the completion of the First Tranche that occurred on September 11, 2020, the Convertible loans were mandatorily converted into an aggregate of 4,195,966 Series A1 preferred shares of the Company issued at a conversion price of USD 4.891 (rounded) per share based on the agreement with the Lenders. Immediately prior to conversion, the fair value of the Convertible Loans was remeasured assuming the probability of securing Series A2 financing of 100% and using a fair value per share of USD 5.755, representing a subscription price per Series A2 preferred share of the First Tranche of Series A2 financing round. This led to a loss on remeasurement in the amount of USD 564 recognized within financial expense in profit or loss for the year ended December 31, 2020 (2019: none).

Upon conversion, the Convertible loans, including accrued but unpaid interest, were immediately deemed repaid in full and terminated in their entirety. As a result, USD 24,148 thousand was reclassed from liabilities to equity.

The movements in the Convertible loans balance presented in the statements of financial position are as follows:

In thousands of USD	2020	2019
Opening balance as of January 1	19,737	—
Cash proceeds	2,931	17,069
Loss on initial recognition (distribution to the shareholders)	421	2,637
Fair value adjustment through profit or loss	564	—
Accrued interest expense	513	17
Other changes	(18)	14
Conversion in to shares	(24,148)	—
Ending Convertible Loans balance as of December 31	—	19,737

The fair value of the Convertible Loans was measured using level 3 inputs as described in Note 4.2.

26.2 Kreos Loans

On March 26, 2022, the Company entered into a note financing agreement (the “Original Loan”) with Kreos Capital VI (UK) Limited (“Kreos”).

The debt facility was structured to provide the EUR equivalent of up to USD 75.0 million in borrowing capacity under a master loan line (“MLL”). The MLL was comprised of two loan facilities, of which the EUR equivalent of USD 18.75 million was a convertible loan line, (the “Original Convertible Loan”) and the EUR equivalent of USD

56.25 million was a term loan line (the “ Original Term Loan”), each of which could be drawn down in three tranches as follows:

Loan A1: Convertible Loan – EUR equivalent of USD 7.5 million

Term Loan – EUR equivalent of USD 22.5 million

Loan A2: Convertible Loan – EUR equivalent of USD 5.0 million

Term Loan – EUR equivalent of USD 15.0 million

Loan B: Convertible Loan – EUR equivalent of USD 6.25 million

Term Loan – EUR equivalent of USD 18.75 million

The tranches of the Original Convertible Loan and the Original Term Loan under Loan A1 and Loan A2 were available for drawdown until September 30, 2022.

The Company was obligated to draw down the first portion of Loan A1 and Loan A2 in an amount of at least the EUR equivalent of USD 10.0 million by September 30, 2022, with the EUR equivalent of USD 2.5 million comprising the Original Convertible Loan portion (the “Minimum Convertible Note”).

The tranches of the Original Convertible Loan and the Original Term Loan under Loan B were to be available for drawdown until December 31, 2022, subject to certain conditions.

The availability of any funds under a drawdown of Loan A1, Loan A2 or Loan B was conditional upon the Group having a debt-to-market capitalization ratio (where debt includes the amount of the proposed drawdown) equal to or less than 25% at the time of each drawdown, among other conditions.

The availability of any funds under a drawdown of Loan B was conditional upon the Group (i) raising USD 80 million in new equity and/or subordinated convertible debt, or other non-dilutive funds, and (ii) releasing interim data for the Phase 2 STARS Nutrition study that supports continuation of such study, among other conditions.

The Original Convertible Loan and the Original Term Loan had an interest-only repayment period until March 31, 2023, which could be extended in two extensions to June 30, 2024, at the latest, if certain conditions were met. Payments would then be composed of both interest and principal until both loans were paid off, with an end date ranging from March 31, 2025 to June 30, 2026, if the interest-only period had been extended to June 30, 2024.

In connection with both the Original Convertible Loan and the Original Term Loan, the Company and each of its subsidiaries entered into pledge agreements in respect of the Group’s worldwide intellectual property in favor of Kreos as pledgee (excluding intellectual property in respect of Apraglutide granted, issued, or pending in Japan).

VectivBio Holding AG, VectivBio AG and VectivBio Comet AG additionally entered into pledge agreements pledging (i) all of the share capital of VectivBio AG and VectivBio Comet AG, and (ii) all of the Swiss bank accounts of VectivBio Holding AG, VectivBio AG and VectivBio Comet AG, in each case, in favor of Kreos. As of December 31, 2022, the Company has USD 221 million in the Swiss bank accounts.

VectivBio Holding AG, VectivBio AG and VectivBio Comet AG additionally entered into an agreement guaranteeing Kreos’s claims under both the Original Convertible Loan and the Original Term Loan. VectivBio AG also assigned to Kreos certain rights under licensing agreements for security purposes. Under the abovementioned security agreements, Kreos would have recourse to the relevant collateral in the event the Company defaults under the Original Convertible Loan and the Original Term Loan.

The Original Convertible Loan and the Original Term Loan contained customary affirmative and negative covenants. The affirmative covenants included, among others, administrative and reporting requirements subject to certain exceptions and materiality thresholds. The negative covenants included, among others, limitations on the Company’s ability to, subject to certain exceptions, incur additional debt.

The Company may have prepaid all, but not part, of the Original Term Loan and the Original Convertible Loan amounts at any time, by notifying the lender at least fifteen days in advance of the first business day of each month; provided, however, that Kreos could at its option convert amounts outstanding under the Original Convertible Loan into ordinary shares after receipt of any such prepayment notification.

In connection with this agreement, the Company paid an amount of USD 750 thousand for transactions fees. Since the Company did not expect to utilize the facility with exception to the amount of compulsory drawdown, the amount of transaction fees were apportioned between the amount expected to be utilized, and the amount not expected to be utilized. The portion related to the compulsory drawdown was to be deferred until such drawdown, when it would have been recognized as an expense, since the respective amount of loan was to be measured at fair value through profit and loss. The remaining portion represents a payment for liquidity services, and thus, was initially capitalized and subsequently to be expensed over the facility period on a straight-line basis. All unamortized deferred amounts still outstanding as of October 12, 2022, the date the Company entered into the Amended Loan with Kreos, were written off, since the terms of the Amended Loan were assessed as substantially different from the terms of the Original Loan. Accordingly, in the year ended December 31, 2022, an expense of USD 750 thousand was recorded in the consolidated statement of operations in the line-item of Financial expense (Note 10). In the year ended December 31, 2022, the portion related to the compulsory drawdown in the amount of USD 100 thousand has been presented within cash flows provided by financing activities in the consolidated statement of cash flows, with the remaining portion in the amount of USD 650 thousand presented within cash flows used in operating activities.

Original Convertible Loan

No amounts were drawn down in connection with the Original Convertible Loan, therefore no amounts were recorded in the consolidated financial statements. Borrowing under the Original Convertible Loan was to bear interest at an implied fixed rate of 7.45% per annum.

The Minimum Convertible Note would have been convertible upon draw down into 356,961 ordinary shares at a price per ordinary share of USD 7.0036. The remaining Original Convertible Loan amount was to be convertible upon subsequent drawdowns, if any, into a number of ordinary shares to be determined based on a price per ordinary share that is at a 130% premium to the volume weighted average price of shares traded during the 30-day period ending three days prior to the date of each drawdown after drawdown of the Minimum Convertible Note.

Based on the terms and conditions of the Original Convertible Loan, the Group concluded that the Original Convertible Loan included a financial liability and a written embedded conversion option from the perspective of the issuer, since it was denominated in a currency other than the functional currency of the Company, thus failing the requirement of exchanging a fixed amount of cash or another financial asset for a fixed number of equity instruments to qualify as an equity instrument.

The embedded written option was not determined to be a closely related embedded derivative and therefore susceptible to be separated and measured at fair value through profit or loss.

In addition, the Original Convertible Loan contained additional embedded derivatives related with extension clauses and early repayment clauses:

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Extension clauses: a first extension option to December 31, 2025 subject to: (i) raising USD 80 million in new equity and/or subordinated convertible debt from existing or new investors, and/or licensing milestone payments or other payments made under a licensing agreement; and (ii) release of interim data for the Phase 2 STARS Nutrition study which supports continuation of such study; a second extension option to June 30, 2026 subject to announcement of positive Phase 3 results for the SBS-IF study by December 31, 2025.
•
Early repayment clauses: the Original Convertible Loan had several early repayment options which varied depending on the period when the loan was to be repaid (ranging from within 12 months up to after 37 months since drawdown) and having different conditions based on such periods or early repayment (ranging from principal outstanding, plus future interest to final repayment date discounted at 4% per annum to 101% of principal outstanding, in any case plus costs and additional payments of 3% of the amount drawn down not payable on amounts converted).

Pursuant to all terms and conditions described above, the instrument met the definition of a hybrid instrument under IFRS 9. However, the Group has elected the fair value option, whereby the Original Convertible Loan, including all the embedded derivatives, was accounted for as one instrument (not separating the loan from the derivatives) at fair value with changes in fair value for each reporting period recorded in profit or loss.

Original Term Loan

No amounts were drawn down in connection with the Original Term Loan, therefore no amount was recorded in these consolidated financial statements. Borrowings under the Original Term Loan were to bear interest at a fixed rate of 8.95% per annum.

The Original Term Loan contained the same clauses described above for the Original Convertible Loan related to extension of the term of the loan and early repayment of the loan. Such clauses were considered derivatives embedded in the Original Term Loan. Therefore, the instrument met the definition of a hybrid instrument under IFRS 9. However, the Group elected the fair value option also for the Original Term Loan.

As a consequence, the Original Term Loan, including the embedded derivatives, were accounted for as one instrument (not separating the loan from the derivatives) at fair value with changes in fair value for each reporting period recorded in profit or loss.

Warrants

On March 26, 2022, in connection with the Original Loan with Kreos described above, the Company also granted warrants to Kreos to purchase 324,190 ordinary shares of the Company issuable upon the exercise of the warrant at an exercise price of USD 5.5243 per share. The warrants are considered derivatives because there is no initial investment required, their value will vary based on future foreign currency exchange rates applied to a fixed USD price per share for the Company’s shares, and they will be settled in the future. Although issued in connection with the Original Loan, the warrants have been considered a standalone derivative because they are contractually transferable independently of the loans. They do not meet the criteria required for equity classification because their price is fixed in a foreign currency. Therefore, they were classified as a financial liability and recognized initially at fair value amounting USD 1,120 thousand in the line-item of Other current assets and Warrant liability, respectively. They are subsequently measured at each reporting date at fair value with changes through profit and loss.

As with the transaction fee, since the Company did not expect to utilize the facility with exception to the amount of compulsory drawdown, the initial fair value of the warrants was apportioned between the amount expected to be utilized, and the amount not expected to be utilized. The portion related to the compulsory drawdown was to be deferred until such drawdown. The remaining portion represented a payment for liquidity services, and thus, was to be expensed over the facility period on a straight-line basis. All unamortized deferred amounts still outstanding as of October 12, 2022, the date the Company entered into the Amended Loan with Kreos, were written off, since the terms of the Amended Loan were assessed as substantially different from the terms of the Original Loan. In the year ended December 31, 2022, an expense of USD 1,120 thousand was recorded in the consolidated statement of operations in the line-item of Financial expense (Note 10).

The Company will grant to Kreos additional warrants to purchase ordinary shares with an aggregate value of up to a maximum of USD 1.0 million, with an exercise price per share equal to the volume weighted average price per share for the 30-day period ending three days prior to the date of the first drawdown of Loan B.

The warrants are exercisable for a period of seven years from the date of issuance.

As described in Note 4, the warrants have been considered as standalone derivatives and measured at fair value with changes through profit and loss. The fair value of the warrants as of December 31, 2022, amounts to USD 2,055 thousand and the changes in fair value recorded in the year ended December 31, 2022, amount to USD 935 thousand loss was recorded in the consolidated statement of operations in the line-item of Financial expense (Note 10).

The following assumptions were used to calculate the fair value of the warrants:

	December 31, 2022	March 26, 2022
Fair value per share	6.34	3.45
Exercise price	5.52	5.52
Volatility	68.79%	62.62%
Duration	7 years	7 years

The fair value of the warrants was measured using level 3 inputs as described in Note 4.2.

A 5% increase (decrease) in the volatility applied to the warrants as of December 31, 2022, would increase (decrease) the fair value by USD 43 /(45) thousand.

Amendments

On October 12, 2022, the Company entered into an amendment to the Original Loan, the Amended Loan. The total amount of borrowings available under the Amended Loan remains unchanged from the EUR equivalent of up to USD 75.0 million in borrowing capacity that was provided under the MLL in the Original Loan. The MLL, as amended, is comprised of two loan facilities, of which the EUR equivalent of USD 18.75 million is a convertible loan line, or the Amended Convertible Loan, and the EUR equivalent of USD 56.25 million is a term loan line, or the Amended Term Loan, each of which may be drawn down in tranches as follows:

Amended Loan A: Amended Convertible Loan – EUR equivalent of USD 12.5 million,

Amended Term Loan – EUR equivalent of USD 37.5 million; and

Amended Loan B: Amended Convertible Loan – EUR equivalent of USD 6.25 million,

Amended term Loan – EUR equivalent of USD 18.75 million.

Subject to the same conditions described above for the Original Loan, the Amended Loan A will be available for drawdown until May 31, 2024, and the Amended Loan B will be available for drawdown until June 30, 2024. Contemporaneously with the execution of the Amended Loan, the Company delivered to Kreos drawdown requests under the Amended Loan A for an aggregate amount equal to the EUR equivalent of USD 10 million, or the First Compulsory Drawdown. As a condition of borrowing, Kreos has required an advance payment of the final principal installment of USD 340 thousand, which was deducted from the amount withdrawn and settled on a net basis at the time of the initial drawdown.

The Company must deliver to Kreos further drawdown requests under the Amended Loan A for an aggregate amount equal to the EUR equivalent of USD 10 million by September 30, 2023, or the Second Compulsory Drawdown. The Amended Loan also contains certain early repayment fees and grants Kreos the right to receive additional warrants on early repayment of borrowing.

With the exception of the aforementioned differences, the key terms and conditions of the Amended Loan, including interest rates, minimum drawdowns, drawdown preconditions, and conversion terms remain unchanged from the key terms and conditions described above for the Original Loan.

All remaining deferred amounts related to the Original Loan were written off at the time of the amendment on October 12, 2022, since the terms of the Amended Loan were assessed as substantially different from the terms of the Original Loan. The write off of the remaining deferred amounts related to the Original Loan resulted in a loss of USD 712 thousand, which is included as part of the Facility fee expense on Kreos Loans line item in Note 10. The Group has elected the fair value option for the Amended Loan. As a consequence, the Amended Loan, including the embedded derivatives, were designated as single hybrid instruments (not separating the loan from the derivatives) at fair value with changes in fair value for each reporting period recorded in profit or loss.

Since the fair value of the Amended Loan liabilities is not evidenced by a quoted price in an active market, the Amended Loan liabilities were initially recognized at the transaction price (the nominal cash amounts received). The identified difference between the fair value of the Amended Loan liabilities and the nominal cash amounts received (the Day 1 gain or loss) has been initially recognized within the carrying value of the loan liability amounts presented on the balance sheet and will be subsequently amortized through profit and loss on a straight-line basis over the life of the Amended Loan.

The carrying value of the Amended Term Loan as of December 31, 2022, amounts to USD 7,316 thousand and the changes in fair value recognized in the year ended December 31, 2022, amount to USD 330 thousand gain (Note 10). The carrying value of the Amended Convertible Loan as of December 31, 2022, amounts to USD 2,986 thousand and the changes in fair value recorded in the year ended December 31, 2022, amount to USD 202 thousand loss (Note 10).

The movements in the Amended Term Loan balance presented in the statements of financial position are as follows:

In thousands of USD	2022
Opening balance as of January 1	—
Cash proceeds	7,500
Advance payment	(340)
Interest payments	(145)
Accrued interest expense	158
Day 1 gain / (loss) amortization	(13)
Fair value adjustment through profit or loss	(330)
Foreign currency exchange gains/(losses)	486
Ending Amended Term Loan balance as of December 31	7,316

The movements in the Amended Convertible Loan balance presented in the statements of financial position are as follows:

In thousands of USD	2022
Opening balance as of January 1	—
Cash proceeds	2,500
Interest payments	(40)
Accrued interest expense	43
Day 1 gain / (loss) amortization	83
Fair value adjustment through profit or loss	202
Foreign currency exchange gains/(losses)	198
Ending Amended Convertible Loan balance as of December 31	2,986

The following assumptions were used to calculate the fair value of the Amended Loan:

	December 31, 2022	October 14, 2022
Fair value per share	5.07	4.04
Conversion price	7.00	7.00
Volatility	75.70%	76.60%
Discount rate	12.70%	12.20%
Risk-free rate	4.19%	3.97%

The fair value of the Amended Loan was measured using level 3 inputs as described in Note 4.2.

A 5% increase (decrease) in the discount rate applied to the Amended Loan as of December 31, 2022, would decrease (increase) the fair value by USD 114 /(116) thousand.

A 5% increase (decrease) in the volatility applied to the Amended Loan as of December 31, 2022, would increase (decrease) the fair value by USD 51 /(54) thousand.

Concurrent with entering into the Amended Loan, the Company also signed a new warrant agreement with Kreos on October 12, 2022, granting Kreos the right to additional warrants upon any future prepayment of the Amended Loan. As of December 31, 2022, no prepayments had been made on the Amended Loan and no new warrants had been issued.